Investments (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Gross investment income	$ 1,070	$ 1,680	$ 816
Less investment expenses	53	54	58
Net investment income	1,017	1,626	758
Total bonds and notes [Member]
Gross investment income	954	971	364
Cash and Cash Equivalents [Member]
Gross investment income	$ 116	$ 709	$ 364